                                                                   Exhibit 99(b)






                ZERO-COUPON CONVERTIBLE SENIOR SUBORDINATED NOTES
                                    DUE 2022
                          REGISTRATION RIGHTS AGREEMENT



                          Dated as of January 28, 2002

                                  by and among

                       Health Management Associates, Inc.

                                       and

                     Credit Suisse First Boston Corporation

                            Salomon Smith Barney Inc.

         This Registration Rights Agreement (this "Agreement") is made and entered into as of January 28, 2002 by and among Health Management Associates, Inc., a Delaware corporation (the "Company"), Credit Suisse First Boston Corporation, Salomon Smith Barney Inc. and the several Persons listed on
Schedule I hereto (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's Zero-Coupon Convertible Senior Subordinated Notes due 2022 (the "Notes") pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated January 22, 2002, (the "Purchase Agreement"), by and among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers pursuant to Section 9 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated January 28, 2002, between the Company and First Union National Bank as Trustee, relating to the Notes (the "Indenture").

         The parties hereby agree as follows:

         SECTION 1.  Definitions.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         Act:  The Securities Act of 1933, as amended.

         Affiliate: As defined in Rule 144 of the Act.

         Amendment Effectiveness Deadline: As defined in Section 3(b) hereof.

         Applicable Conversion Price as of any date of determination means the Applicable Principal Amount per $1,000 principal amount at maturity of Notes as of such date of determination divided by the Conversion Rate in effect as of such date of determination or, if no Notes are then outstanding, the Conversion Rate that would be in effect were Notes then outstanding.

         Applicable Principal Amount as of any date of determination, with respect to each $1,000 principal amount at maturity of Notes means the sum of the initial issue price of such Notes ($839.78) plus accrued original issue discount with respect to such Notes through such date of determination or, if no Notes are then outstanding, such sum calculated as if such Notes were then outstanding.

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

         Closing Date: The date hereof.

         Common Stock: Class A Common Stock, par value $0.01 per share, of the Company.

         Commission: The Securities and Exchange Commission.

         Conversion Rate: has the meaning assigned to that term in the Indenture.

         Damages Accrual Period: As defined in Section 4 hereof.

         Damages Payment Date: Each of January 28 and July 27.

         Deferral Notice: As defined in Section 5(a)(vi) hereof.

         Deferral Period: As defined in Section 5(a)(vi) hereof.

         Effectiveness Deadline: As defined in Section 3(a) hereof.

         Effectiveness Period means the period of two years from the date the Shelf Registration Statement is declared effective or such shorter period that will terminate upon the earliest of the following: (A) when all the Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) when all shares of Common Stock issued upon conversion of any such Notes that had not been sold pursuant to the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement and (C) when, in the written opinion of counsel to the Company, all outstanding Registrable Securities held by persons which are not affiliates of the Company may be resold without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act or any successor provision thereto.

         Event: As defined in Section 4 hereof.

         Event Date: As defined in Section 4 hereof.

         Event Termination Date: As defined in Section 4 hereof.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

         Filing Deadline: As defined in Section 3(a) hereof.

         Holders: As defined in Section 2 hereof.

         Liquidated Damages: As defined in Section 4 hereof.

         Material Event: As defined in Section 5(vi) hereof.

         Notes: The Company's Zero-Coupon Convertible Senior Subordinated Notes due 2022 being issued pursuant to the Purchase Agreement.

         Notice and Questionnaire: means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Exhibit A to the Offering Memorandum of the Company issued on January 22, 2002 relating to the Notes.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, all material incorporated by reference into such Prospectus and any information previously omitted in reliance upon Rule 430A of the Act.

         Rule 144: Rule 144 promulgated under the Act.

         Shelf Registration Statement: As defined in Section 3 hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         Registrable Securities: The Notes and the shares of Common Stock into which the Notes are convertible, upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such Notes or shares of Common Stock, (a) the date on which such Notes or shares of Common Stock have been disposed of in accordance with a Shelf Registration Statement, (b) the date on which such Notes or shares of Common Stock are distributed to the public pursuant to Rule 144 or are saleable pursuant to Rule 144 (or similar provisions then in effect) under the Act or

(c) the date on which such Notes or shares of Common Stock cease to be outstanding.

         SECTION 2.  Holders.

         A Person is deemed to be a holder of Registrable Securities (each, a "Holder") whenever such Person owns Registrable Securities.

         SECTION 3.  Shelf Registration.

         (a) Shelf Registration. As soon as practicable after the Closing Date but in no event later than 90 days after the Closing Date (such 90th day, "Filing Deadline"), the Company shall file with the Commission a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement"), relating to all Registrable Securities, and shall use its reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to 150 days after the Closing Date (such 150th day, the "Effectiveness Deadline").

         The Company shall use its best efforts to keep any Shelf Registration Statement required by this Section 3(a) continuously effective, supplemented and amended as required by and subject to the provisions of Section 5(a) hereof to the extent necessary to ensure that it is available for sales of Registrable Securities by the Holders thereof entitled to the benefit of this Section 3(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for the Effectiveness Period.

         (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 3(b) and Section 5(a)(vi). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire and, if requested, the information specified in Item 508 of Regulation S-K, to the Company at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire and, if requested, the information specified in Item 508 of Regulation S-K, is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline") that is thirty (30) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 3(b)(i); and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3(b)(i); provided, that if such Notice and Questionnaire or information specified in Item 508 of Regulation S-K is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 5(vi), provided, further, that if under applicable law the Company has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of the Prospectus for effecting resales of Registrable Securities. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not delivered a Notice and Questionnaire to the Company as a selling security holder in any Registration Statement or related Prospectus; provided, however, that any Holder that has delivered a Notice and Questionnaire to the Company pursuant to the provisions of Section 3(b) of this Agreement (whether or not such Holder has delivered a Notice and Questionnaire to the Company by the time the Registration Statement was declared effective) shall be named as a selling security holder in the Registration Statement or related Prospectus in accordance with the requirements of this Section 3(b).

         SECTION 4.  Liquidated Damages.

         The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Shelf Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) such Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Deadline, (iii) the Company has failed to perform its obligations set forth in Section 3(b) hereof within the time period required therein, (iv) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 5(a)(vi) hereof or (v) the number of Deferral Periods in any period exceeds the number permitted in respect of such period pursuant to

Section 5(a)(vi) (each of the events of a type described in any of the foregoing clauses (i) through (v) are individually referred to herein as an "Event," and the Filing Deadline in the case of clause (i), the Effectiveness Deadline in the case of clause (ii), the date by which the Company is required to perform its obligations set forth in Section 3(b) in the case of clause (iii) (including the filing of any post-effective amendment prior to the Amendment Effectiveness Deadline), the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 5(a)(vi) hereof in the case of clause (iv), and the date of the commencement of a Deferral Period that causes the limit on the number of Deferral Periods in any period under Section 5(a)(vi) hereof to be exceeded in the case of clause (v), being referred to herein as an "Event Date"). Events shall be deemed to continue until the "Event Termination Date," which shall be the following dates with respect to the respective types of Events: the date the Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), the date the Company performs its obligations set forth in Section 3(b) in case of an Event of the type described in clause (iii), termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in
Section 5(a)(vi) to be exceeded in the case of the commencement of an Event of the type described in clause (iv), and termination of the Deferral Period the commencement of which caused the number of Deferral Periods in a period permitted by Section 5(a)(vi) to be exceeded in the case of an Event of the type described in clause (v).

         Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), the Company agrees to pay, as liquidated damages and not as a penalty, an amount (the "Liquidated Damages Amount"), payable on the Damages Payment Dates to Holders of Registrable Securities, accruing, for each portion of such Damages Accrual Period beginning on and including a Damages Payment Date (or, in respect of the first time that the Liquidated Damages Amount is to be paid to Holders on a Damages Payment Date as a result of the occurrence of any particular Event, from the Event Date) and ending on but excluding the first to occur of (A) the date of the end of the Damages Accrual Period or (B) the next Damages Payment Date, at a rate per annum equal to one-quarter of one percent (0.25%) for the first 90-day period from the Event Date, and thereafter at a rate per annum equal to one-half of one percent (0.5%) of the aggregate Applicable Principal Amount of such Notes and the aggregate Applicable Conversion Price of such shares of Common Stock, as the case may be, in each case determined as of the Business Day immediately preceding the next Damages Payment Date; provided, that any Liquidated Damages Amount accrued with respect to any Notes or portion thereof called for redemption on a redemption date or converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such

Notes or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Liquidated Damages Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages Amounts will cease (without in any way limiting the effect of any subsequent Event requiring the payment of a Liquidated Damages Amount by the Company).

         The Trustee shall be entitled, on behalf of Holders of Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole monetary damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

         All of the Company's obligations set forth in this Section 4 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement).

         The parties hereto agree that the liquidated damages provided for in this Section 4 constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Security by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Security in accordance with the provisions hereof.

         SECTION 5.  Shelf Registration Procedures.

         (a) Procedures. In connection with the Shelf Registration Statement, the Company shall:

                  (i) use its reasonable best efforts to effect such registration to permit the sale of the Registrable Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Company pursuant to Section 3(b) hereof), and pursuant thereto the Company will prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof (including, without limitation, one or more underwritten offerings) within the time periods and otherwise in accordance with the provisions hereof. The Company shall not be permitted to include in the Shelf Registration Statement any securities other than the Registrable Securities.

                 (ii) use its best efforts to contact all Holders of Registrable Securities and notify each Holder of its right to include its Registrable Securities in such Shelf Registration Statement.

                (iii) use its best efforts to keep such Shelf Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 of this Agreement. Upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Registrable Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Shelf Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable.

                 (iv) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the applicable period set forth in Section 3 hereof, cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus;

                  (v) advise the Holders and underwriters, if any, promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective or (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto. If at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (vi) Upon (A) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the discretion of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use all reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice to the Holders that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder's receipt of copies of the supplemented or amended Prospectus provided for in clause

         (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the "Deferral Period") shall, without the Company incurring any obligation to pay liquidated damages pursuant to Section 4, not exceed forty-five
         (45) days in any three (3) month period and ninety (90) days in any twelve (12) month period.

                (vii) furnish to each Holder named in any Shelf Registration Statement or Prospectus and underwriter, if any, in connection with such sale before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Shelf Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Shelf Registration Statement), which documents will be subject to the review and comment of such Persons in connection with such sale, if any, for a period of at least five Business Days, and the Company will not file any such Shelf Registration Statement or Prospectus or any amendment or supplement to any such Shelf Registration Statement or Prospectus (including all such documents incorporated by reference) to which such Persons shall reasonably object within five Business Days after the receipt thereof, after which time any Person failing to object shall be deemed to have accepted the form of the documents received. Any Person making a timely objection shall be deemed to have reasonably objected to such filing if such objection is made because such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading or fails to comply with the applicable requirements of the Act;

               (viii) promptly prior to the filing of any document that is to be incorporated by reference into a Shelf Registration Statement or Prospectus, provide copies of such document to the Holders, and underwriters, if any, in connection with such sale, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Holders may reasonably request;

               (ix) make available at reasonable times for inspection by the Holders and underwriters, if any, and any attorney or accountant retained by such Holders, or underwriters, if any, all financial and other records, pertinent corporate documents of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriters, if any, attorney or accountant in connection with such Shelf Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that such Persons shall first agree in writing with the Company that any information that is reasonable and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (A) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (B) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of such Registration Statement or the use of any Prospectus), (C) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (D) such information becomes available to such Person from a source other than the Company and its subsidiaries and such source is not known, after due inquiry, by such Person to be bound by a confidentiality agreement; provided further, that the foregoing investigation shall be coordinated on behalf of such Persons by one representative designated by and on behalf of such Persons and any such confidential information shall be available from such representative to such Persons so long as any Person agrees to be bound by such confidentiality agreement;

                  (x) if requested by any Holders or underwriters, if any, in connection with such sale, promptly include in any Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holders or underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                 (xi) furnish to each Holder and underwriter, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the

         Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

               (xii) deliver to each Holder and underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each Holder and each underwriter, if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (xiii) upon the request of any Holder or underwriter, if any, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Registrable Securities pursuant to any Shelf Registration Statement contemplated by this Agreement as may be reasonably requested by such Person in connection with any sale or resale pursuant to any applicable Shelf Registration Statement and in such connection, the Company shall:

                           (A) upon request of any Holder or underwriter, if
               any, furnish (or in the case of paragraphs (2) and (3) below, use its best efforts to cause to be furnished) to each Holder or underwriter, if any, upon the effectiveness of the Shelf Registration Statement:

                                    (1) a certificate, dated such date, signed
                           on behalf of the Company by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company, confirming, as of the date thereof, the matters set forth in Sections 6(v), 9(a) and 9(b) of the Purchase Agreement and such other similar matters as the Holders may reasonably request;

                                    (2) opinions, dated the date of
                           effectiveness of the Shelf Registration Statement, of counsel for the Company covering matters similar to those set forth in paragraphs (e) and (f) of
                           Section 9 of the Purchase Agreement and such other matters as the selling Holders may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Shelf Registration Statement, at the time such Shelf Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Shelf Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                    (3) a customary comfort letter, dated as of
                           the date of effectiveness of the Shelf Registration Statement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(h) of the Purchase Agreement; and

                           (B) deliver such other documents and certificates as
                  may be reasonably requested by the Holders and underwriters, if any, to evidence compliance with the matters set forth in clause (A) above and with any customary conditions contained in any agreement entered into by the Company pursuant to this clause (xiii);

                (xiv) prior to any public offering of Registrable Securities, cooperate with the Holders, underwriters, if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as such Persons may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;


              (xv) in connection with any sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and to register such Registrable Securities in such denominations and such names as the Holders may request at least two Business Days prior to such sale of Registrable Securities;

              (xvi) (A) list all Shares of Common Stock covered by such Shelf Registration Statement on any securities exchange on which the Common Stock is then listed or (B) authorize for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ all Shares of Common Stock covered by such Shelf Registration Statement if the Common Stock is then so authorized for quotation.

              (xvii) use its best efforts to cause the disposition of the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities, subject to the proviso contained in clause (xiv) above;

              (xviii) provide a CUSIP number for all Registrable Securities not later than the effective date of a Shelf Registration Statement covering such Registrable Securities and provide the Trustee under the Indenture with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company;

              (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                 (xx) if underwritten, make appropriate officers of the Company reasonably available to the underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities; and

                (xxi) cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

               (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or
         Section 15(d) of the Exchange Act.

         (b) Restrictions on Holders. Each Holder receiving a Deferral Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Company with more recently dated Prospectuses or (ii) deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Registrable Securities that was current at the time of receipt of the Deferral Notice. The time period regarding the effectiveness of the Shelf Registration Statement set forth in Section 3 hereof, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Deferral Notice to the date of termination of the Deferral Period.

         SECTION 6.  Registration Expenses.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Shelf Registration Statement required by this Agreement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Common Stock to be issued upon conversion of the Notes and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Holders of Registrable Securities; (v) all application and filing fees in connection with listing the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and
(vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

         (b) In connection with any Shelf Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders selling Registrable Securities pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement, for the reasonable fees (not to exceed $10,000) and disbursements of not more than one counsel, who shall be Davis Polk & Wardwell, unless another firm shall be chosen by the Holders of a majority in principal amount at maturity of the Registrable Securities for whose benefit such Shelf Registration Statement is being prepared.

         SECTION 7.  Indemnification.


         (a) The Company agrees to indemnify and hold harmless each Holder, its directors, its officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act and Section 20 of the Exchange
Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of registered Notes or registered shares of Common Stock or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders.

         (b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 7(a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, its officers or any Person, if any, who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to a Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, its officers or any Person, if any, who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent that the indemnification provided for in this
Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Registrable Securities or (ii) if the allocation provided by clause 7(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and
(ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount at maturity of Registrable Securities held by each of the Holders hereunder and not joint.

         SECTION 8.  Rule 144A and Rule 144.

         The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Registrable Securities, to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of Registrable Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Registrable Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

         SECTION 9.  Underwritten Registrations.

         (a) If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in the principal amount at maturity of such Registrable Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

         No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         (b) Each Holder of Registrable Securities agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering made pursuant to a Shelf Registration Statement, not to effect any private sale or distribution (including a sale pursuant to Rule 144(k) and Rule 144A, but excluding non-public sales to any of its affiliates, officers, directors, employees and controlling persons) of any of the Notes, in the case of an underwritten offering of the Notes, or the Common Stock, in the case of an underwritten offering of shares of Common Stock constituting Registrable Securities, during the period beginning 10 days prior to, and ending 90 days after, the closing date of such underwritten offering.


         The foregoing provisions of Section 9(b) shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement.

         (c) If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the underwriters, their controlling persons and their respective officers, directors, employees, representatives and agents shall be entitled to indemnity (substantially similar to the indemnity set forth in Section 7 of the Agreement) from the Company and the Holders, which indemnity may be set forth in an underwriting agreement.

         SECTION 10.  Miscellaneous.

         (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 3 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person, except for that certain Registration Agreement dated as of September 2, 1988, whereby certain of the Company's executive officers and Robert A. Knox, a director of the Company, have certain demand registration rights and "piggyback" registration rights, at the Company's expense, with respect to registration under the Securities Act of all their shares of Common Stock. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) No Piggybacks on Shelf Registration Statement. With the exception of registration rights granted in the Registration Agreement as disclosed in
Section 10(b) hereof, the Company shall not grant to any of its security holders (other than the holders of Registrable Securities in such capacity) the right to include any of its securities in any Shelf Registration Statement provided for in this Agreement other than the Registrable Securities.

         (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 4 hereof and this Section 10(d)(i), the Company has obtained the written consent of Holders of all outstanding Registrable Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount at maturity of Registrable Securities (excluding Registrable Securities held by the Company or its Affiliates).

         (e) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

               (ii) if to the Company: Health Management Associates, Inc.
                                       5811 Pelican Bay Boulevard, Suite 500
                                       Naples, FL 34108-2710
                      Telecopier No.:  (941) 596-1426
                      Attention:       Timothy R. Parry

                      With a copy to:  Harter, Secrest & Emery LLP
                                       1600 Bausch & Lomb Place
                                       Rochester, NY 14604-2070
                      Telecopier No.:  (585) 232-2152

                   Attention:         Craig S. Wittlin

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

         (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       HEALTH MANAGEMENT ASSOCIATES, INC.



                                       By:   /s/ Robert E. Farnham
                                          ----------------------------------
                                             Name:  Robert E. Farnham
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


CREDIT SUISSE FIRST BOSTON CORPORATION


By:     /s/ Benjamin C. Adams
   ------------------------------------
      Name:  Benjamin C. Adams
      Title: Director


SALOMON SMITH BARNEY INC.


By:    /s/ Richard Landgarten
   ------------------------------------
      Name:  Richard Landgarten
      Title: Managing Director

                                   SCHEDULE I

                               Initial Purchasers

Credit Suisse First Boston Corporation

Salomon Smith Barney Inc.

Banc of America Securities LLC

First Union Securities Inc.

J.P. Morgan Securities Inc.